EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559 - 8154
Investor Relations Contact: Chris Hepler (412) 225 - 3717

MSA Safety Announces Third Quarter Results
Revenue growth driven by strength in core products and strategic acquisitions

PITTSBURGH, October 27, 2021 - Global safety equipment manufacturer MSA Safety Incorporated (NYSE: MSA) today reported results for the third quarter of 2021.

Quarterly Highlights

•Total revenue was $340 million, increasing 12 percent from a year ago on a reported basis and 3 percent on an organic constant currency basis. Core product revenue was up 19 percent on a reported basis and 9 percent on an organic constant currency basis.

•GAAP operating income was $29 million or 8.5 percent of sales, compared to $41 million or 13.5 percent of sales in the same period a year ago. Adjusted operating income was $51 million or 15.0 percent of sales, compared to $54 million or 17.6 percent of sales in the same period a year ago.

•GAAP earnings were $19 million or $0.48 per diluted share, compared to $28 million or $0.71 per diluted share in the same period a year ago. Adjusted earnings were $37 million or $0.94 per diluted share, consistent with the same period a year ago.

•Operating cash flow was $46 million, compared to $27 million in the same period a year ago. The increase was driven by strong working capital management. In the third quarter, MSA completed the acquisition of Bacharach, Inc. and funded $17 million of dividends to shareholders.

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Comments from Management

“MSA delivered double-digit growth in quarterly revenue and cash flow while broadening our reach in the safety market and launching ground-breaking safety solutions for our customers,” said Nish Vartanian, MSA Chairman, President and CEO. "Order pace strengthened through the third quarter and demand is intact. At the same time, inflationary pressures and supply chain constraints have intensified, which is creating a very dynamic cost environment and driving backlog higher. Our book-to-bill ratio was in excess of 1x and backlog is trending at record levels," he said.

MSA completed its acquisition of Bacharach on July 1, 2021, a move that expands MSA’s addressable market in the gas detection vertical. "Bacharach is a leader in monitoring and managing the usage of refrigerants, which present risks to the environment, to workers, and to our customers' cost of doing business. The acquisition provides MSA with another avenue to help customers achieve their safety and sustainability goals, while also improving productivity,” Mr. Vartanian said. He noted that integration activities are on track and Bacharach's order pace was up strongly in the quarter.

"In addition to completing strategic acquisitions, we continue to invest in R&D programs to bring advanced safety technologies to market. We recently unveiled the ALTAIR io™ 4 Gas Detection wearable device, which is a fully connected safety solution,” he said. The gas detector works in concert with the company's new MSA+™ safety subscription offering to simplify safety through actionable data. “Our new connected services platform is a hardware/software combination that simplifies safety and increases productivity for our customers,” Mr. Vartanian said.

"The strategic acquisitions we've made in 2021 and our innovative pipeline of new products and services position us well for the future. While we expect ongoing supply challenges to persist for the foreseeable future, I remain very confident in our ability to strengthen our market positions and advance our mission of safety as business conditions continue to improve,” he concluded.

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MSA Safety Incorporated
Condensed Consolidated Statement of Income (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020

Net sales	$340,197	$304,392	$989,915	$959,975
Cost of products sold	194,199	172,160	556,263	528,799
Gross profit	145,998	132,232	433,652	431,176

Selling, general and administrative	87,450	64,793	246,339	214,066
Research and development	14,946	13,851	42,149	41,723
Restructuring charges	3,853	7,603	12,239	18,475
Currency exchange losses (gains), net	100	2,759	(359)	3,821
Product liability expense	10,688	2,077	25,235	4,878
Operating income	28,961	41,149	108,049	148,213

Interest expense	3,764	2,305	7,847	7,907
Other income, net	(2,266)	(1,117)	(8,773)	(4,376)
Total other expense (income), net	1,498	1,188	(926)	3,531

Income before income taxes	27,463	39,961	108,975	144,682
Provision for income taxes	8,640	11,727	28,165	36,251
Net income	18,823	28,234	80,810	108,431
Net income attributable to noncontrolling interests	—	(200)	(448)	(668)
Net income attributable to MSA Safety Incorporated	$18,823	$28,034	$80,362	$107,763

Earnings per share attributable to MSA Safety Incorporated common shareholders:
Basic	$0.48	$0.72	$2.05	$2.77
Diluted	$0.48	$0.71	$2.04	$2.74

Basic shares outstanding	39,194	38,906	39,152	38,853
Diluted shares outstanding	39,430	39,260	39,424	39,269

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MSA Safety Incorporated
Condensed Consolidated Balance Sheet (Unaudited)
(In thousands)

	September 30, 2021	December 31, 2020
Assets
Cash and cash equivalents	$117,302	$160,672
Trade receivables, net	219,481	252,283
Inventories	249,449	197,819
Notes receivable, insurance companies	3,884	3,796
Other current assets	135,263	139,708
Total current assets	725,379	754,278

Property, net	204,410	189,620
Prepaid pension cost	108,842	97,545
Operating lease assets, net	50,731	53,451
Goodwill	636,113	443,272
Notes receivable, insurance companies, noncurrent	44,330	48,540
Insurance receivable, noncurrent	94,950	85,077
Other noncurrent assets	394,697	200,701
Total assets	$2,259,452	$1,872,484

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$20,000	$20,000
Accounts payable	92,634	86,854
Other current liabilities	224,187	203,691
Total current liabilities	336,821	310,545

Long-term debt, net	592,742	287,157
Pensions and other employee benefits	199,486	208,068
Noncurrent operating lease liabilities	40,854	44,639
Deferred tax liabilities	49,898	10,916
Product liability and other noncurrent liabilities	215,474	201,268
Total shareholders' equity	824,177	809,891
Total liabilities and shareholders' equity	$2,259,452	$1,872,484

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MSA Safety Incorporated
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020

Net income	$18,823	$28,234	$80,810	$108,431
Depreciation and amortization	14,182	9,856	36,270	29,284
Change in working capital and other operating	13,224	(10,953)	13,063	(27,560)
Cash flow from operating activities	46,229	27,137	130,143	110,155

Capital expenditures	(10,675)	(12,864)	(30,963)	(32,698)
Acquisition, net of cash acquired	(329,445)	—	(392,437)	—
Change in short-term investments	1,017	(9,935)	26,062	(19,337)
Property disposals and other investing	(5,309)	251	(5,249)	334
Cash flow used in investing activities	(344,412)	(22,548)	(402,587)	(51,701)

Change in debt	281,855	4,000	308,859	(5,000)
Cash dividends paid	(17,255)	(16,771)	(51,322)	(49,811)
Other financing	(19,715)	2,792	(24,107)	(21,332)
Cash flow from (used in) financing activities	244,885	(9,979)	233,430	(76,143)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(3,270)	1,986	(4,177)	(1,668)

Decrease in cash, cash equivalents and restricted cash	$(56,568)	$(3,404)	$(43,191)	$(19,357)

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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands, except percentage amounts)

	Americas	International	Corporate	Consolidated
Three Months Ended September 30, 2021
Sales to external customers	$229,076	$111,121	$—	$340,197
Operating income				28,961
Operating margin %				8.5%
Restructuring charges				3,853
Currency exchange losses, net				100
Product liability expense				10,688
Acquisition related costs				7,351
Adjusted operating income (loss)	44,364	12,599	(6,010)	50,953
Adjusted operating margin %	19.4%	11.3%		15.0%
Depreciation and amortization (a)				11,823
Adjusted EBITDA	52,514	16,142	(5,880)	62,776
Adjusted EBITDA %	22.9%	14.5%		18.5%

Three Months Ended September 30, 2020
Sales to external customers	$194,303	$110,089	$—	$304,392
Operating income				41,149
Operating margin %				13.5%
Restructuring charges				7,603
Currency exchange losses, net				2,759
Product liability expense				2,077
Acquisition related costs				41
Adjusted operating income (loss)	40,898	15,658	(2,927)	53,629
Adjusted operating margin %	21.0%	14.2%		17.6%
Depreciation and amortization (a)				9,856
Adjusted EBITDA	47,465	18,848	(2,828)	63,485
Adjusted EBITDA %	24.4%	17.1%		20.9%
(a) Excludes acquisition related amortization, which is included in acquisition related costs above.
The Americas segment is comprised of our operations in North America and Latin America geographies. The International segment is comprised of our operations in all geographies outside of the Americas. Certain global expenses are allocated to each segment in a manner consistent with where the benefits from the expenses are derived.

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Adjusted operating income (loss), adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are the measures used by the chief operating decision maker to evaluate segment performance and allocate resources. As such, management believes that adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are useful metrics for investors. Adjusted operating income (loss) is defined as operating income excluding restructuring charges, currency exchange gains / losses, product liability expense, acquisition related costs, including acquisition related amortization. Adjusted operating margin is defined as adjusted operating income (loss) divided by segment sales to external customers. Adjusted EBITDA is defined as adjusted operating income (loss) plus depreciation and amortization and adjusted EBITDA margin is defined as adjusted EBITDA divided by segment sales to external customers. Adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The Company's definition of adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income determined on a GAAP basis in addition to these non-GAAP measures.
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	Americas	International	Corporate	Consolidated
Nine Months Ended September 30, 2021
Sales to external customers	$655,123	$334,792	$—	$989,915
Operating income				108,049
Operating margin %				10.9%
Restructuring charges				12,239
Currency exchange gains, net				(359)
Product liability expense				25,235
Acquisition related costs				11,891
Adjusted operating income (loss)	138,778	41,794	(23,517)	157,055
Adjusted operating margin %	21.2%	12.5%		15.9%
Depreciation and amortization (a)				33,716
Adjusted EBITDA	161,861	52,095	(23,185)	190,771
Adjusted EBITDA %	24.7%	15.6%		19.3%

Nine Months Ended September 30, 2020
Sales to external customers	$629,787	$330,188	$—	$959,975
Operating income				148,213
Operating margin %				15.4%
Restructuring charges				18,475
Currency exchange losses, net				3,821
Product liability expense				4,878
Acquisition related costs				202
COVID-19 related costs				757
Adjusted operating income (loss)	149,708	45,719	(19,081)	176,346
Adjusted operating margin %	23.8%	13.8%		18.4%
Depreciation and amortization (a)				29,284
Adjusted EBITDA	169,343	55,075	(18,788)	205,630
Adjusted EBITDA %	26.9%	16.7%		21.4%
(a) Excludes acquisition related amortization, which is included in acquisition related costs above.
The Americas segment is comprised of our operations in North America and Latin America geographies. The International segment is comprised of our operations in all geographies outside of the Americas. Certain global expenses are allocated to each segment in a manner consistent with where the benefits from the expenses are derived.

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Adjusted operating income (loss), adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are the measures used by the chief operating decision maker to evaluate segment performance and allocate resources. As such, management believes that adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are useful metrics for investors. Adjusted operating income (loss) is defined as operating income excluding restructuring charges, currency exchange gains / losses, product liability expense, acquisition related costs, including acquisition related amortization, and COVID-19 related costs. Adjusted operating margin is defined as adjusted operating income (loss) divided by segment sales to external customers. Adjusted EBITDA is defined as adjusted operating income (loss) plus depreciation and amortization and adjusted EBITDA margin is defined as adjusted EBITDA divided by segment sales to external customers. Adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The Company's definition of adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income determined on a GAAP basis in addition to these non-GAAP measures.
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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

Consolidated

	Three Months Ended September 30, 2021
	Breathing Apparatus	Firefighter Helmets and Protective Apparel*	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection*	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	13%	27%	25%	28%	14%	15%	19%	(28)%	12%
Plus: Currency translation effects	—%	(2)%	(1)%	(1)%	(1)%	(3)%	(1)%	(1)%	(1)%
Constant currency sales change	13%	25%	24%	27%	13%	12%	18%	(29)%	11%
Less: Acquisitions	—%	21%	—%	—%	22%	—%	9%	—%	8%
Organic constant currency sales change	13%	4%	24%	27%	(9)%	12%	9%	(29)%	3%

	Nine Months Ended September 30, 2021
	Breathing Apparatus	Firefighter Helmets and Protective Apparel*	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection*	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	1%	22%	13%	16%	—%	15%	9%	(27)%	3%
Plus: Currency translation effects	(2)%	(3)%	(1)%	(3)%	(2)%	(3)%	(3)%	(2)%	(2)%
Constant currency sales change	(1)%	19%	12%	13%	(2)%	12%	6%	(29)%	1%
Less: Acquisitions	—%	16%	—%	—%	8%	—%	4%	—%	4%
Organic constant currency sales change	(1)%	3%	12%	13%	(10)%	12%	2%	(29)%	(3)%

*Firefighter Helmets and Protective Apparel and Fixed Gas and Flame Detection include the impact of the Bristol and Bacharach          acquisitions completed on January 25, 2021 and July 1, 2021, respectively.

Organic constant currency sales change is a non-GAAP financial measure provided by the Company to give a better understanding of the Company's underlying business performance. Organic constant currency sales change is calculated by deducting the percentage impact from acquisitions and currency translation effects from the overall percentage change in net sales.
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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

Americas Segment

	Three Months Ended September 30, 2021
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection*	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	19%	3%	35%	39%	36%	35%	26%	(30)%	18%
Plus: Currency translation effects	(1)%	—%	(1)%	(1)%	(1)%	(1)%	(1)%	(1)%	(1)%
Constant currency sales change	18%	3%	34%	38%	35%	34%	25%	(31)%	17%
Less: Acquisitions	—%	—%	—%	—%	35%	—%	8%	—%	7%
Organic constant currency sales change	18%	3%	34%	38%	—%	34%	17%	(31)%	10%

	Nine Months Ended September 30, 2021
	Breathing Apparatus	Firefighter Helmets and Protective Apparel	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection*	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	3%	4%	19%	22%	8%	21%	10%	(32)%	4%
Plus: Currency translation effects	—%	—%	1%	—%	—%	(1)%	—%	(1)%	—%
Constant currency sales change	3%	4%	20%	22%	8%	20%	10%	(33)%	4%
Less: Acquisitions	—%	—%	—%	—%	12%	—%	3%	—%	2%
Organic constant currency sales change	3%	4%	20%	22%	(4)%	20%	7%	(33)%	2%
*Fixed Gas and Flame Detection includes the impact of the Bacharach     acquisition completed on July 1, 2021.

Organic constant currency sales change is a non-GAAP financial measure provided by the Company to give a better understanding of the Company's underlying business performance. Organic constant currency sales change is calculated by deducting the percentage impact from acquisitions and currency translation effects from the overall percentage change in net sales.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Constant currency revenue growth (Unaudited)

International Segment

	Three Months Ended September 30, 2021
	Breathing Apparatus	Firefighter Helmets and Protective Apparel*	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection*	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	5%	164%	(1)%	8%	(15)%	(9)%	6%	(25)%	1%
Plus: Currency translation effects	(2)%	(13)%	(3)%	(2)%	(1)%	(4)%	(2)%	(2)%	(3)%
Constant currency sales change	3%	151%	(4)%	6%	(16)%	(13)%	4%	(27)%	(2)%
Less: Acquisitions	—%	145%	—%	—%	4%	—%	11%	—%	8%
Organic constant currency sales change	3%	6%	(4)%	6%	(20)%	(13)%	(7)%	(27)%	(10)%

	Nine Months Ended September 30, 2021
	Breathing Apparatus	Firefighter Helmets and Protective Apparel*	Industrial Head Protection	Portable Gas Detection	Fixed Gas and Flame Detection*	Fall Protection	Core Sales	Non-Core Sales	Net Sales
GAAP reported sales change	(2)%	117%	(4)%	4%	(12)%	8%	5%	(17)%	1%
Plus: Currency translation effects	(6)%	(18)%	(6)%	(6)%	(4)%	(8)%	(6)%	(6)%	(6)%
Constant currency sales change	(8)%	99%	(10)%	(2)%	(16)%	—%	(1)%	(23)%	(5)%
Less: Acquisitions	—%	97%	—%	—%	1%	—%	7%	—%	6%
Organic constant currency sales change	(8)%	2%	(10)%	(2)%	(17)%	—%	(8)%	(23)%	(11)%
*Firefighter Helmets and Protective Apparel and Fixed Gas and Flame Detection include the impact of the Bristol and Bacharach          acquisitions completed on January 25, 2021 and July 1, 2021, respectively.

Organic constant currency sales change is a non-GAAP financial measure provided by the Company to give a better understanding of the Company's underlying business performance. Organic constant currency sales change is calculated by deducting the percentage impact from acquisitions and currency translation effects from the overall percentage change in net sales.
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MSA Safety Incorporated
Supplemental Segment Information (Unaudited)
Summary of constant currency revenue growth by segment and product group

	Three Months Ended September 30, 2021
	Consolidated	Americas	International
Portable Gas Detection	27%	38%	6%
Firefighter Helmets and Protective Apparel*	25%	3%	151%
Industrial Head Protection	24%	34%	(4)%
Breathing Apparatus	13%	18%	3%
Fixed Gas and Flame Detection*	13%	35%	(16)%
Fall Protection	12%	34%	(13)%
Core Sales	18%	25%	4%

Non-Core Sales	(29)%	(31)%	(27)%

Net Sales	11%	17%	(2)%
Net Sales excluding Acquisitions	3%	10%	(10)%

	Nine Months Ended September 30, 2021
	Consolidated	Americas	International
Portable Gas Detection	13%	22%	(2)%
Firefighter Helmets and Protective Apparel*	19%	4%	99%
Industrial Head Protection	12%	20%	(10)%
Breathing Apparatus	(1)%	3%	(8)%
Fixed Gas and Flame Detection*	(2)%	8%	(16)%
Fall Protection	12%	20%	—%
Core Sales	6%	10%	(1)%

Non-Core Sales	(29)%	(33)%	(23)%

Net Sales	1%	4%	(5)%
Net Sales excluding Acquisitions	(3)%	2%	(11)%
*Firefighter Helmets and Protective Apparel and Fixed Gas and Flame Detection include the impact of the Bristol and Bacharach      acquisitions completed on January 25, 2021 and July 1, 2021, respectively.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted earnings per diluted share (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2021	2020	% Change	2021	2020	% Change

Net income attributable to MSA Safety Incorporated	$18,823	$28,034	(33)%	$80,362	$107,763	(25)%
Tax expense associated with transactions	1,713	—		1,713	—
Tax benefit associated with ASU 2016-09: Improvements to employee share-based payment accounting	(293)	(80)		(2,372)	(1,699)
Subtotal	20,243	27,954	(28)%	79,703	106,064	(25)%

Product liability expense	10,688	2,077		25,235	4,878
Acquisition related costs	7,351	41		11,891	202
Restructuring charges	3,853	7,603		12,239	18,475
Asset related losses, net	375	62		423	189
COVID-19 related costs	—	—		—	757
Currency exchange losses (gains), net	100	2,759		(359)	3,821
Income tax expense on adjustments	(5,525)	(3,700)		(12,845)	(7,614)
Adjusted earnings	$37,085	$36,796	1%	$116,287	$126,772	(8)%

Adjusted earnings per diluted share	$0.94	$0.94	0%	$2.95	$3.23	(9)%

Management believes that adjusted earnings and adjusted earnings per diluted share are useful measures for investors, as management uses these measures to internally assess the company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net income determined on a GAAP basis as well as adjusted earnings.

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About MSA:
Established in 1914, MSA Safety Incorporated is the global leader in the development, manufacture and supply of safety products that protect people and facility infrastructures.  Many MSA products integrate a combination of electronics, mechanical systems and advanced materials to protect users against hazardous or life-threatening situations.  The company's comprehensive product line is used by workers around the world in a broad range of markets, including the oil, gas and petrochemical industry, the fire service, the construction industry, mining and the military.  MSA's core products include self-contained breathing apparatus, fixed gas and flame detection systems, portable gas detection instruments, industrial head protection products, firefighter helmets and protective apparel, and fall protection devices.  With 2020 revenues of $1.35 billion, MSA employs approximately 5,200 people worldwide.  The company is headquartered north of Pittsburgh in Cranberry Township, Pa., and has manufacturing operations in the United States, Europe, Asia and Latin America.  With more than 40 international locations, MSA realizes approximately half of its revenue from outside North America.  For more information visit MSA's web site at www.MSAsafety.com.

Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include but are not limited to all projections and anticipated levels of future performance. Forward-looking statements involve risks, uncertainties and other factors that may cause our actual results to differ materially from those discussed herein. Any number of factors could cause actual results to differ materially from projections or forward-looking statements, including without limitation global economic conditions, spending patterns of government agencies, competitive pressures, the impact of acquisitions and related integration activities, product liability claims, the success of new product introductions, currency exchange rate fluctuations and the risks of doing business in foreign countries. A full listing of these risks, uncertainties and other factors are detailed from time-to-time in our filings with the United States Securities and Exchange Commission ("SEC"), including our most recent Form 10-K filed on February 19, 2021. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. MSA undertakes no duty to publicly update any forward-looking statements contained herein, except as required by law.

Non-GAAP Financial Measures:
This press release includes certain non-GAAP financial measures. These financial measures include organic constant currency revenue growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings, and adjusted earnings per diluted share. The presentation of these financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). For an explanation of these measures, together with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures in the financial tables section above.

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